                SECURITIES AND EXCHANGE COMMISSION

                      Washington, D. C. 20549

                           _____________

                             FORM 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the

                  Securities Exchange Act of 1934


Date of earliest event
  reported:  July 16, 2003


                          AMR CORPORATION
      (Exact name of registrant as specified in its charter)


        Delaware                   1-8400                75-1825172
(State of Incorporation) ( Commission File Number)     (IRS Employer
                                                     Identification No.)


 4333 Amon Carter Blvd.      Fort Worth, Texas            76155
  (Address of principal executive offices)             (Zip Code)


                          (817) 963-1234
                (Registrant's telephone number)






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Item 7.  Financial Statements and Exhibits

The following exhibits are included herein:

99.1 Press Release

Item 12.  Disclosure of Results of Operations and Financial
          Condition

AMR Corporation (the Company) is furnishing herewith a press release issued on July 16, 2003 by the Company as Exhibit 99.1 which is included herein. This press release was issued to report the Company's second quarter 2003 results.





                             SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AMR CORPORATION



                                        /s/ Charles D. MarLett
                                        Charles D. MarLett
                                        Corporate Secretary



Dated:  July 16, 2003














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                           EXHIBIT INDEX


Exhibit        Description

99.1      Press Release











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                                                  Exhibit 99.1


                              Contact:  Corporate Communications
                                        Fort Worth, Texas
                                        817-967-1577
                                        corp.comm@aa.com

FOR RELEASE: Wednesday, July 16, 2003


AMR CORPORATION REPORTS IMPROVED SECOND-QUARTER FINANCIALS AS COST
        SAVINGS AND TURNAROUND PLAN BEGIN YIELDING RESULTS

  Airline's Second-Quarter Net Loss Significantly Lower Than Last
 Year's Quarter; Sees Modest Profit in June; Ends the Quarter with
        $2.4 Billion in Total Cash and Short-Term Investments

American to Maintain Positive Momentum on Achieving Turnaround Plan
       Objectives by Realigning Mid-Continent Hub Schedules

Third Reservations Office to Close This Year as Consumers Continue
             Choosing Alternative Ways to Book Flights


     FORT WORTH, Texas - AMR Corporation continues making progress in its march to profitability, including reporting improved financial results.
     For the quarter, AMR reported a net loss of $75 million, or $.47 per share. Included in this amount are a handful of special items, including a $358 million cash payment from the Transportation Security Administration (TSA) under the 2003 Emergency Wartime Supplemental Appropriation Act. Excluding special items, AMR reported a net loss of $357 million, or $2.26 per share. While still a loss, these results represent a sizeable improvement over the second quarter of last year and are dramatically better than the $1.04 billion net loss AMR recorded in this year's first quarter.
     AMR made significant progress over the course of the second quarter. April was a difficult month for the company, with lackluster demand due to the war in Iraq and the outbreak of SARS. In May, however, AMR reported positive operating cash flow driven by year-over-year improvements in unit revenue and the implementation of its new labor

                             - more -

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agreements.  These trends continued in June, and AMR achieved a modest profit for the month.
     "Clearly, the tremendous strides we've been able to achieve have been the result of the unprecedented labor and nonlabor agreements we reached in May," said Gerard Arpey, AMR's president and CEO. "The sacrifice of our employee groups is evident in the dramatically improved performance we"ve seen over the past months. But, while we're encouraged, we must keep in mind that we're operating in peak summer season right now, and the winter months will be more challenging. We have a lot of work to do before we're able to achieve sustained profitability at acceptable levels."
     The company's cash position also improved during the quarter, with a total cash and short-term investments balance on June 30 of $2.4 billion (including $550 million in restricted cash and short-term investments), an increase of $555 million compared to the comparable balance at the end of the first quarter. Since June 30, AMR has completed a $250 million aircraft financing, bringing the total balance to $2.7 billion as of today.
     As noted earlier, the company's second-quarter financial results included several special items -- both gains and losses -- resulting mostly from the company's restructuring efforts. In addition, in keeping with the provisions of SFAS 109, AMR's second quarter 2003 results do not reflect a benefit for federal and state income taxes. Conversely, AMR's second quarter 2002 results did reflect a tax benefit. To provide better comparability, after adjusting for these items, the company recorded a loss of $357 million this quarter, or $2.26 per share, versus a loss of $720 million, or $4.64 per share, in the second quarter of last year.

                             - more -



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These amounts are detailed in the table below:

Impact of Special Items and                Second Quarter
Income Taxes (in millions,             2003               2002
except per share amounts)         Amount   EPS      Amount    EPS
Net loss as reported               ($75) ($0.47)    ($495)  ($3.19)
Income tax benefit                  ---    ---      ( 225)  ( 1.45)
Loss before income taxes           ( 75) ( 0.47)    ( 720)  ( 4.64)
Special charges (net):
   Employee charges                  47    0.29       ---      ---
   Aircraft and facility costs       29    0.18       ---      ---
Special credits:
   Payment from TSA               ( 358) ( 2.26)      ---      ---
Loss before income taxes
and special items                 ($357) ($2.26)    ($720)  ($4.64)


     Other tenets of AMR's Turnaround Plan are also gaining momentum.
     "We have set a firm course with our Turnaround Plan, and are taking additional steps today to make American an even more vibrant competitor," Arpey said. "When we launched the Turnaround Plan in May, we said we were going to measure all of our future decisions by its four primary objectives. We are doing just that. And while some of these decisions are painful, they are also absolutely critical to our future."
     As previously announced, American's fleet, which already has 57 fewer airplanes in revenue service than a year ago, will shrink another 57 airplanes by summer 2004. At that point, the airline's fleet will be roughly the same size it was in mid-2000.
     This projected fleet size prompted, in part, a review of American's network and operational efficiency. After weeks of careful study, American has decided to reduce the size of its St. Louis hub.
     "We are going to make it a smaller hub that will primarily cater to the people who live, work, or do business there," Arpey said. "Our other options were far less palatable,

                             - more -

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including the extreme of simply making St. Louis a spoke city with service only to our other hubs. Our current plan allows us to provide key services for the local community while strengthening our hubs at Chicago and Dallas/Fort Worth."
     Arpey also acknowledged the support for the airline and genuine concern for the community shown by government officials and local business leaders during American's decision-making process, particularly St. Louis Mayor Francis Slay, County Executive Buzz Westfall and Missouri Governor Bob Holden.
     Between American, American Eagle and the AmericanConnection carriers, St. Louis will offer 207 flights a day to 68 cities after the change, which is effective Nov. 1. American will maintain its pilot and flight attendant bases there. More information on American's new hub schedule in St. Louis can be found in the attached fact sheet.
     The efficiency review also concluded that the airline had too much domestic Reservations capacity, even though it had closed two Reservations facilities earlier this year. Accordingly, the airline will close its St. Louis Reservations office effective Sept. 15.
     Arpey said the decisions affecting St. Louis were "extremely difficult but vital to American's future." And he said he "truly regretted" the impact this would have on former TWA employees.
     American will make available a variety of support services to employees impacted by the closing of the St. Louis Reservations office and to employees at American's St. Louis airport operation who may be displaced by the schedule changes.
     Additionally, the airline has been looking at how it schedules maintenance work at its three major maintenance bases. That portion of the study is ongoing. American expects to announce its decision on this issue by the fall.
                                ###

Editor's Note: AMR's president and chief executive officer, Gerard Arpey, and its chief financial officer, Jeff Campbell, will make a presentation to analysts during a teleconference on Wednesday, July 16, from 2 p.m. to 2:45 p.m. EDT. Following the analyst call, they will hold a question and answer conference call for media from 3 p.m. to 3:45 p.m. EDT. Reporters interested in listening to the presentation or participating in the media Q&A should call 817-967-1577 for details.

Statements in this news release contain various forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which represent the Company's expectations or beliefs concerning future events. When used in this news release, the words "expects," "plans," "anticipates," "believes," and similar expressions are intended to identify forward-looking statements. Forward-looking statements include, without limitation, the Company's expectations concerning operations and financial conditions, including changes in capacity, revenues, and costs, expectations as to future financing needs, overall economic conditions and plans and objectives for future operations, the impact on the Company of the events of Sept. 11, 2001, and its results of operations for the past two years and the sufficiency of its financial resources to absorb that impact. Other forward-looking statements include statements which do not relate solely to historical facts, such as, without limitation, statements which discuss the possible future effects of current known trends or uncertainties, or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed or assured. All forward-looking statements in this release are based upon information available to the Company on the date of this release. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. Forward-looking statements are subject to a number of risk factors that could cause actual results to differ materially from our expectations. The following factors, in addition to other possible factors not listed, could cause the Company's actual results to differ materially from those expressed in forward-looking statements: the uncertain financial and business environment the Company faces, the struggling economy, high fuel prices and the availability of fuel, the residual effects of the war in Iraq, conflicts in the Middle East, the residual effects of the SARS outbreak, historically low fare levels, the competitive environment, uncertainties with respect to the Company's international operations, changes in its business strategy, actions by U.S. or foreign government agencies, the possible occurrence of additional terrorist attacks, the inability of the Company to satisfy existing liquidity requirements or other covenants in certain of its credit agreements and the availability of future financing. Additional information concerning these and other factors is contained in the Company's Securities and Exchange Commission filings, including but not limited to the Form 10-K for the year ended Dec. 31, 2002, and the Form 10-Q for the quarter ended March 31, 2003



      THE TURNAROUND PLAN - A ROAD MAP FOR AMERICAN'S FUTURE
                      Lower Costs to Compete
            Fly Smart - Give Customers What They Value
                    Pull Together, Win Together
            Build a Financial Foundation for Our Future



     Detailed financial information follows:

                       AMR CORPORATION
            CONSOLIDATED STATEMENTS OF OPERATIONS
           (in millions, except per share amounts)
                         (Unaudited)

                                     Three Months Ended June 30,  Percent
                                           2003        2002       Change
Revenues
    Passenger - American Airlines        $3,544       $3,747       (5.4)
              - Regional Affiliates **      387          372        4.0
    Cargo                                   140          142       (1.4)
    Other revenues                          253          247        2.4
      Total operating revenues            4,324        4,508       (4.1)


Expenses
  Wages, salaries and benefits            1,869        2,126      (12.1)
  Aircraft fuel                             647          656       (1.4)
  Depreciation and amortization             344          338        1.8
  Other rentals and landing fees            298          306       (2.6)
  Commissions, booking fees
   and credit card expense                  260          311      (16.4)
  Maintenance, materials and repairs        187          285      (34.4)
  Aircraft rentals                          177          214      (17.3)
  Food service                              151          180      (16.1)
  Other operating expenses                  586          693      (15.4)
  Special charges                            76            -          *
  U.S. government grant                    (358)           -          *
    Total operating expenses              4,237        5,109      (17.1)


Operating Income (Loss)                      87         (601)         *

Other Income (Expense)
  Interest income                             8           18      (55.6)
  Interest expense                         (190)        (164)      15.9
  Interest capitalized                       18           22      (18.2)
  Miscellaneous - net                         2            5      (60.0)
                                           (162)        (119)      36.1

Loss Before Income Taxes                    (75)        (720)     (89.6)
Income tax benefit                            -         (225)         *
Net Loss                                  $ (75)       $(495)     (84.8)

Continued on next page

*     Greater than 100%
** Regional Affiliates include the fixed fee per block hour agreements with American Eagle Airlines, Inc., Executive Airlines, Inc., Trans States Airlines, Inc. and Chautauqua Airlines, Inc.
Note: Certain amounts have been reclassified to conform with the 2003 presentation.

                       AMR CORPORATION
      CONSOLIDATED STATEMENTS OF OPERATIONS (CONTINUED)
           (in millions, except per share amounts)
                         (Unaudited)

                                  Three Months Ended June 30,
                                     2003          2002

Basic and Diluted Loss Per Share  $  (.47)      $ (3.19)

Number of Shares Used in Computation
  Basic and Diluted                   158          155

                       AMR CORPORATION
                    OPERATING STATISTICS
                         (Unaudited)

                                          Three Months Ended June 30, Percent
                                                2003       2002       Change
American Airlines, Inc. Mainline Jet Operations
    Revenue passenger miles (millions)          30,180    31,379      (3.8)
    Available seat miles (millions)             40,566    43,958      (7.7)
    Cargo ton miles (millions)                     493       518      (4.8)
    Passenger load factor                         74.4%     71.4%      3.0 pts.
    Passenger revenue yield
     per passenger mile (cents)                  11.74     11.94      (1.7)
    Passenger revenue per available
     seat mile (cents)                            8.74      8.52       2.6
    Cargo revenue yield per ton
     mile (cents)                                28.34     27.21       4.2
    Operating expenses per available seat
     mile, excluding Special charges, U.S.
     government grant, and Regional
     Affiliates (cents) (1) (2)                  10.18     10.78      (5.6)
    Operating expenses per available
     seat mile (cents) (3)                       10.68     10.85      (1.6)
    Fuel consumption (gallons, in millions)        727       808     (10.0)
    Fuel price per gallon (cents)                 83.0      75.5       9.9
    Operating aircraft at period-end               812       828      (1.9)


Regional Affiliates
    Revenue passenger miles (millions)           1,389     1,177       18.0
    Available seat miles (millions)              2,110     1,757       20.1
    Passenger load factor                         65.8%     67.0%      (1.2)  pts.

AMR Corporation
Average Equivalent Number of Employees
    American Airlines                           86,800   100,100
    Other                                       11,500    11,800
         Total                                  98,300   111,900

*  Greater than 100%

(1) Excludes $441 million, or 1.09 cents per available seat mile (ASM), and $32 million, or .07 cents per ASM, of expenses incurred related to Regional Affiliates in 2003 and 2002, respectively. Calculated using American mainline jet operations ASMs. Therefore both the numerator and the denominator exclude Regional Affiliates. The Company believes that excluding costs related to Regional Affiliates provides a measure which is more comparable to American's historical operating expenses per ASM.
(2) Excludes the receipt of government reimbursement of security fees of $(315) million and Special charges of $76 million, or a total of (.59) cents per ASM, in 2003. The Company believes that excluding the reimbursement of security fees and Special charges provides a measure that is more representative of ongoing costs and therefore more comparable to American's historical operating expense per ASM.
(3)  Calculated using mainline jet operations ASMs.

Note: Certain amounts have been reclassified to conform with the 2003 presentation.
      American Airlines, Inc. 2003 operating expenses include expenses incurred related to fixed fee per block hour agreements with Regional Affiliates - American Eagle Airlines Inc., Executive Airlines, Inc., Trans States Airlines, Inc. and Chautauqua Airlines, Inc. whereas 2002 operating expenses include expenses incurred related to fixed fee per block hour agreements with Regional Affiliate - Chautauqua Airlines, Inc.

                       AMR CORPORATION
            CONSOLIDATED STATEMENTS OF OPERATIONS
           (in millions, except per share amounts)
                         (Unaudited)

                                     Six Months Ended June 30,   Percent
                                        2003        2002         Change
Revenues
    Passenger - American Airlines      $6,938      $7,231        (4.1)
              - Regional Affiliates **    713         698         2.1
    Cargo                                 274         276        (0.7)
    Other revenues                        519         466        11.4
      Total operating revenues          8,444       8,671        (2.6)

Expenses
  Wages, salaries and benefits          3,967       4,206        (5.7)
  Aircraft fuel                         1,376       1,183        16.3
  Depreciation and amortization           682         679         0.4
  Other rentals and landing fees          589         595        (1.0)
  Commissions, booking fees and
   credit card expense                    515         631       (18.4)
  Maintenance, materials and repairs      418         551       (24.1)
  Aircraft rentals                        367         440       (16.6)
  Food service                            300         350       (14.3)
  Other operating expenses              1,269       1,366        (7.1)
  Special charges                         101           -           -
  U.S. Government grant                  (358)          -           -
    Total operating expenses            9,226      10,001        (7.7)

Operating Loss                          (782)      (1,330)      (41.2)

Other Income (Expense)
  Interest income                         21           36       (41.7)
  Interest expense                      (382)        (330)       15.8
  Interest capitalized                    37           44       (15.9)
  Miscellaneous - net                    (12)          (3)          *
                                        (336)        (253)       32.8

Loss Before Income Taxes and
 Cumulative Effect of
 Accounting Change                    (1,118)      (1,583)      (29.4)
Income tax benefit                         -         (513)          *
Loss Before Cumulative Effect
 of Accounting Change                 (1,118)      (1,070)        4.5
Cumulative Effect of Accounting
 Change, Net of Tax Benefit                -         (988)         *
Net Loss                             $(1,118)     $(2,058)      (45.7)

Continued on next page

*     Greater than 100%
** Regional Affiliates include the fixed fee per block hour agreements with American Eagle Airlines, Inc., Executive Airlines, Inc., Trans States Airlines, Inc. and Chautauqua Airlines, Inc.
Note: Certain amounts have been reclassified to conform with the 2003 presentation.

                       AMR CORPORATION
      CONSOLIDATED STATEMENTS OF OPERATIONS (CONTINUED)
           (in millions, except per share amounts)
                         (Unaudited)

                                  Six Months Ended June 30,
                                     2003          2002
Basic and Diluted Loss Per Share
  Before Cumulative Effect of
   Accounting Change                $ (7.11)      $ (6.90)
  Cumulative Effect of
   Accounting Change                      -         (6.37)
  Net Loss                          $ (7.11)      $(13.27)

Number of Shares Used in Computation
  Basic and Diluted                     157           155

                       AMR CORPORATION
                    OPERATING STATISTICS
                         (Unaudited)

                                          Six Months Ended June 30, Percent
                                              2003       2002       Change
American Airlines, Inc. Mainline Jet Operations
    Revenue passenger miles (millions)        58,019     59,197     (2.0)
    Available seat miles (millions)           80,840     84,047     (3.8)
    Cargo ton miles (millions)                   983        981      0.2
    Passenger load factor                       71.8%      70.4%     1.4 pts.
    Passenger revenue yield per
     passenger mile (cents)                     11.96      12.22    (2.1)
    Passenger  revenue  per  available
     seat mile (cents)                           8.58       8.60    (0.2)
    Cargo revenue yield per ton mile (cents)    27.86      27.93    (0.3)
    Operating expenses per available seat
     mile, excluding Special charges, U.S.
     government grant, and Regional
     Affiliates (cents) (1) (2)                 10.78      11.03    (2.3)
    Operating expenses per available
      seat mile (cents) (3)                     11.56      11.10     4.1
    Fuel consumption (gallons, in millions)     1,453      1,553    (6.4)
    Fuel price per gallon (cents)                88.5       71.5    23.8

Regional Affiliates
    Revenue passenger miles (millions)          2,554      2,199    16.1
    Available seat miles (millions)             4,096      3,485    17.5
    Passenger load factor                       62.3%       63.1%   (0.8) pts.

*  Greater than 100%

(1) Excludes $865 million, or 1.07 cents per available seat mile (ASM), and $59 million, or .07 cents per ASM, of expenses incurred related to Regional Affiliates in 2003 and 2002, respectively. Calculated using American mainline jet operations ASMs. Therefore both the numerator and the denominator exclude Regional Affiliates. The Company believes that excluding costs related to Regional Affiliates provides a measure which is more comparable to American's historical operating expenses per ASM.
(2) Excludes the receipt of government reimbursement of security fees of $(315) million and Special charges of $76 million, or a total of (.29) cents per ASM, in 2003. The Company believes that excluding the reimbursement of security fees and Special charges provides a measure that is more representative of ongoing costs and therefore more comparable to American's historical operating expense per ASM.
(3)  Calculated using mainline jet operations ASMs.

Note: Certain amounts have been reclassified to conform with the 2003 presentation.
      American Airlines, Inc. 2003 operating expenses include expenses incurred related to fixed fee per block hour agreements with Regional Affiliates - American Eagle Airlines Inc., Executive Airlines, Inc., Trans States Airlines, Inc. and Chautauqua Airlines, Inc. whereas 2002 operating expenses include expenses incurred related to fixed fee per block hour agreements with Regional Affiliate - Chautauqua Airlines, Inc.